UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 18, 2026

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SCILEX HOLDING COMPANY
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-39852 (Commission File Number)	92-1062542 (IRS Employer Identification No.)

960 San Antonio Road, Palo Alto, California, 94303
(Address of principal executive offices, including zip code)

(650) 516-4310

Registrant’s telephone number, including area code

N/A
(Former Name or Former Address, if Changed Since Last Report)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

(Title of each class)	(Trading Symbol)	(Name of exchange on which registered)
Common Stock, par value $0.0001 per share	SCLX	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock, each at an exercise price of $402.50	SCLXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Definitive Agreement.

On July 18, 2026, Scilex Holding Company (the “Company”) entered into a stock repurchase agreement (the “Vivasor Repurchase Agreement”) with Vivasor Holding Company (“Vivasor”), pursuant to which the Company agreed to sell to Vivasor (i) 6,101,468 shares of Vivasor’s Series A-1 Preferred Stock, par value $0.00001 per share, and (ii) 355,919 shares of Vivasor’s Series A-2 Preferred Stock, par value $0.00001 per share, in each case which had been previously acquired by the Company in January 2026 (such previously acquired shares, collectively, the “Subject Shares”).

Vivasor will purchase the Subject Shares from the Company for an aggregate purchase price of $11,999,762.28 payable by wire transfer, by assignment of the shares of common stock of Datavault AI, Inc. held by Vivasor, Inc., a subsidiary of Vivasor, or by any combination of such methods (the “Purchase Price”). The Vivasor Repurchase Agreement provides that the Purchase Price will be paid in tranches as follows: (i) $999,980.97 on July 18, 2026; (ii) $4,999,901.10 at any time on or before September 30, 2026; (iii) $1,999,960.07 at any time after September 30, 2026 but on or before December 31, 2026; (iv) $1,999,960.07 at any time after December 31, 2026 but on or before March 31, 2027; and (v) $1,999,960.07 at any time after March 31, 2027 but on or before June 30, 2027.

The Vivasor Repurchase Agreement contains customary representations, warranties, covenants, indemnification provisions and other terms typical for transactions of this nature.

Dr. Henry Ji, Ph.D., the Company’s current Chief Executive Officer, President and Chairperson, currently serves as the Chief Executive Officer of Vivasor.

The foregoing description of the Vivasor Repurchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Vivasor Repurchase Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Stock Repurchase Agreement, dated July 18, 2026, by and among Vivasor Holding Company, Vivasor, Inc. and Scilex Holding Company.
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCILEX HOLDING COMPANY

	By:	/s/ Henry Ji, Ph.D.
	Name:	Henry Ji, Ph.D.
Date: July 22, 2026	Title:	Chief Executive Officer & President